SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  December 16th, 2002
 -------------------------------------------------------------------------------

                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   333-9486701
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)



701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                        57117
------------------------------------------------              -------------
(Address of principal executive office)                        (Zip Code)


Registrants telephone number, including area code (605) 331-2626




Item 5.                           Other Events
                                  The monthly statements for the month of
                                  November 2002 were distributed to Noteholders on December 17, 2002.


Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of November 2002.
20.2     Series 2000-2 monthly statement for the month of November 2002.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                AS SERVICER


                                         By:      /s/ Doug Morrison
                                                  -----------------------
                                                    Douglas Morrison
                                                    Chief Financial Officer

File:November '02 8k_2000-1                                    CONFIDENTIAL
Servicer's Report                                             Date of Report:        12/18/2002
Interest Period: November 17, 2002 to December 17,2002, Pay on December 18th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                Transferor             Trust
                                                                 Interest              Totals
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                            5,576,292,256.75
Beginning Fin. Chrg. Receivables Balance                                             204,096,053.85
Beginning Total Receivables Balance                                                5,780,388,310.60

Beginning Special Funding Accnt Balance                                                 0.00
Beginning Spread Account Balance                                                        0.00
Beginning Reserve Account Balance                                                       0.00

Beginning Period Invested Amount                             3,227,550,442.43

Ending Period Invested Amount                                3,595,645,507.61
                                              Class A             Class B             Class C             Total Series
Monthly Master Note Trust Activities     Note                      Note                 Note                  Note
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount = Prin Bal       760,000,000.00       102,500,000.00       137,500,000.00         1,000,000,000.00

Beginning Period Invested Amount         380,000,000.00        51,250,000.00       137,500,000.00        568,750,000.00
Principal Deposit to PFA                  63,333,333.33        8,541,666.67             0.00             71,875,000.00
Principal Funding Acct (PFA) Bal         443,333,333.33        59,791,666.67            0.00             503,125,000.00

Note Principal Balance Increase               0.00                 0.00                 0.00                          0.00
Note Principal Balance Decrease               0.00                 0.00                 0.00                          0.00

Reductions in Invested Amount this Period
(Other than by Principal Payments)            0.00                 0.00                 0.00                          0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                      0.00                 0.00                 0.00                          0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount            316,666,666.67        42,708,333.33       137,500,000.00        496,875,000.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Group I Information                                            Series 2000-1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Beginning Invested Amount                                        568,750,000.00
Average Rate                                                              1.68%
Allocable Finance Charge Collections                              10,084,445.58
Allocable Principal Collections                                   75,941,343.05
Allocable Default Amount Due                                       5,439,696.93
Allocable Monthly Interest Due from Trust                            768,206.73
Monthly Interest on PFA Balance                                      532,141.19
Allocable Monthly Servicing Fees Due                                 947,916.67
Ending Invested Amount                                           496,875,000.00

--------------------------------------
--------------------------------------
Payout Event Tests
--------------------------------------
--------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                   10.76%
3 Month Average Base Rate                                          3.95%
Spread                                                             6.81%
Trigger Pass Test: If Spread is >0, "Yes"                           Yes
Transferor's Interest Trigger
Required Transferor Interest                                                       386,424,024.73
Transferor Interest                                                               3,595,645,507.61
Trigger Pass Test                                                                       Yes

                   ASSOCIATES CREDIT CARD MASTER NOTE TRUST
            Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota), National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 17th, 2002 and with respect to the performance of the Trust during the month of November is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                                 Amortization Period
Any Cash Flow Shortfalls this Period                                                     No
Any Cash Flow Shortfalls from Previous Period                                            No
Payout Event this Period:                                                                No
Group I Participants:                                                              Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                             November: (30 posting days)

                                                                          Yield       Defaults               Total
Portfolio Yield (Current Month)                                          21.28%        11.48%                9.80%
Portfolio Yield (Prior Month)                                            22.74%        10.37%                12.37%
Portfolio Yield (Two Months Ago)                                         20.95%        10.84%                10.11%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                          10.76%
                                                                                                      ---------------------
                                                                                                      ---------------------

                                                                 Servicing             Coupon                Total
Base Rate (Current Month)                                          2.00%               1.68%                 3.68%
Base Rate (Prior Month)                                            2.00%               2.09%                 4.09%
Base Rate (Two Months Ago)                                         2.00%               2.09%                 4.09%

THREE MONTH AVERAGE BASE RATE                                                                                3.95%
                                                                                                      ---------------------
                                                                                                      ---------------------

Beginning Period Principal Receivables                                            5,576,292,256.75
Beginning Period Finance Charge Receivables                                        204,096,053.85
Beginning Period Discounted Receivables                                                 0.00
Beginning Period Total Receivables                                                5,780,388,310.60

Removed Principal Receivables                                                           0.00
Removed Finance Charge Receivables                                                      0.00
Removed Total Receivables                                                               0.00
Discounted Receivables Generated this Period                                            0.00
Additional Principal Receivables                                                        0.00
Additional Finance Charge Receivables                                                   0.00
Additional Total Receivables                                                            0.00

Total Principal Collections this Period                                            424,044,111.54
Total Defaulted Principal Receivables this Period                                  53,333,344.85
Total Receivables Adjustments this Period                                          17,620,323.45
Total Finance Charge Collections this Period                                       98,872,643.15
Total Discounted Receivables this Period                                                0.00

Ending Period Principal Receivables                                               5,520,343,210.39
Ending Period Finance Charge Receivables                                           204,217,565.20
Ending Period Discounted Receivables                                                    0.00
Ending Period Total Receivables                                                   5,724,560,775.59

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                      31-60 Days Delinquent                        119,097,251.83
                                      61-90 Days Delinquent                        88,221,709.29
                                      91+ Days Delinquent                          172,033,010.03
                                                                                 -------------------
                                                                                 -------------------

                                      Total 31+ Days Delinquent                      379,351,971.15
                                                                                 -------------------
                                                                                 -------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1                                                        `

Floating Investor Percentage                10.1994%        Floating Allocation Percentage                        56.9520%
Fixed Investor Percentage                   17.9331%        Series Allocation Percetage                           17.9088%
                                                            Principal Allocation Percentage                      100.0000%

FINANCE CHARGE ALLOCATIONS                                                                                   Total
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                             98,872,643.15
Investor Percentage                                                                   10.1994%
Investor Finance Charge Collections                                                10,084,445.58             10,084,445.58
Excess Finance Charge Collections allocated to Series                                   0.00                          0.00
Available Finance Charge Collections                                               10,084,445.58             10,084,445.58

CASH FLOW ALLOCATIONS

Class A Distributions
                                   (1)Class A Monthly Interest                                                  461,079.86
                                   (2)Class A Monthly Interest Previously Due                                         0.00
                                   (3)Class A Monthly Additional Interest                                             0.00
                                   (4)Class A Monthly Additional Interest Previously Due                              0.00
                                      Total Class A Monthly Interest                                            461,079.86

Class B Distributions
                                   (5)Class B Monthly Interest                                                   71,061.33
                                   (6)Class B Monthly Interest Previously Due                                         0.00
                                   (7)Class B Monthly Additional Interest                                             0.00
                                   (8)Class B Monthly Additional Interest Previously Due                              0.00
                                      Total Class B Monthly Interest                                             71,061.33

                                   (9)Total Monthly Servicing Fee for Series                                    947,916.67
                                  (10)Total Servicing Fee for Series Previously Due                                   0.00

                                  (11)Class A Prepayable Increase Amount Interest                                     0.00
                                  (12)Class B Prepayable Increase Amount Interest                                     0.00
                                  (13)Investor Default Amount                                                 5,439,696.93
                                  (14)Investor Charge-Offs                                                            0.00
                                  (15)Reallocated Principal Collections Previously Due                                0.00

Class C Distributions
                                  (16)Class C Monthly Interest                                                  236,065.54

                                  (21)Funds Required per Note Agreement under
                                        Sections 2.07, 2.08 & 2.09                                                    0.00
                                  (22)Funds Required per Note Agreement under
                                        Sections 2.04 (e) & 7.01                                                      0.00

Spread Account Distributions
                                  (23)Class C Spread Account Required Deposit                                         0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                      SERIES' ALLOCATIONS                                                     2,928,625.25

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                              0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                          2,928,625.25

PRINCIPAL ALLOCATIONS
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                             424,044,111.54
Series Allocation Percentage                                     17.9088%
Principal Allocation Percentage                                  100.0000%
Investor Principal Collections - Series Level                  75,941,343.05
Total Investor Principal Collections - Series Level            75,941,343.05
                                             Class A              Class B             Class C                Total
                                       ------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------------
Class Prin Percentages(A & B)                88.12%               11.88%               0.00%                    100.00000%
Class Principal Collections                66,916,429.82          9,024,913.23         0.00%                 75,941,343.05
Class Prin Bal at end of Rev Prd          760,000,000.00       102,500,000.00       137,500,000.00           1,000,000,000
Monthly Deposit to PFA.                    63,333,333.33          8,541,666.67                               71,875,000.00
Shared Prin Collect for Oth Series           3,583,096.49           483,246.57                         -         4,066,343
Prin Pmt for Class C from Oth Series                        -                    -                     -                 0
Net (User)/Provider of Prin Collect          3,583,096.49           483,246.57                         -      4,066,343.05
Monthly Principal Payment to PFA           63,333,333.33          8,541,666.67                         -     71,875,000.00
Bullet Prin Payment at Maturity                             -                    -                     -              0.00
Total Distribution:  Int + Prin                461,079.86             71,061.33           236,065.54            768,206.73

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                    Coupon Rate            Balance        Interest Payments
                                       -------------------- -------------------- -------------------
                                       -------------------- -------------------- -------------------
Series 2000-1, Class A                        1.51%           $ 380,000,000.00      $ 461,079.86                   .86
Series 2000-1, Class B                        1.72%           $ 51,250,000.00        $ 71,061.33                 61.33
Series 2000-1, Class C                        2.13%                 $ -                  $ -      -                  -

                                          Series 2000-1
                                       ------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------------
                                             Class A              Class B             Class C                Total
                                       -------------------- -------------------- -------------------  ---------------------
                                       -------------------- -------------------- -------------------  ---------------------
Prin Distr Reqd Amount @ Maturity              $ -                  $ -      -           $ -      -                  - $ -
Int Dist Reqd From Master Trust            $ 461,079.86         $ 71,061.33  6      $ 236,065.54.33           $ 768,206.73
PFA Int Shortfall Funded by CBSD           $ 94,237.33          $ 21,585.86.33           $ -    .86           $ 115,823.19
PFA Int Funded by CP                       $ 366,842.53         $ 49,475.47  3           $ -    .47           $ 416,318.00
Principal Deposit to PFA                 $ 63,333,333.33       $ 8,541,666.67            $ -      7        $ 71,875,000.00
Servicing Fee                                                                       $ 947,916.67              $ 947,916.67
                                       -------------------- -------------------- -------------------  ---------------------
                    9                  -------------------- -------------------- -------------------  ---------------------
Total                                    $ 64,255,493.05       $ 8,683,789.33      $ 1,183,982.21 3      $ 74,123,264.59
                                       ==================== ==================== ===================  =====================
                                       ==================== ==================== ===================  =====================

Total Cpn Dist to Class A +B+C             $ 922,159.72         $ 142,122.66 2      $ 236,065.54 66      $ 1,300,347.92
Total Cpn Dist to Class A + B                                                                            $ 1,064,282.38

File:November '02 8k_2000-2                       CONFIDENTIAL
Servicer's Report                                 Date of Report:      12/18/2002
Interest Period: November 17, 2002 to December 17,2002, Pay on December 18th


Associates Credit Card Master Note Trust, Series 2000-2
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                     Transferor          Trust
                                                      Interest           Totals
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                             5,576,292,256.75
Beginning Fin. Chrg. Receivables Balance                             204,096,053.85
Beginning Total Receivables Balance                                 5,780,388,310.60

Beginning Special Funding Accnt Balance                                   0.00
Beginning Spread Account Balance                                          0.00
Beginning Reserve Account Balance                                         0.00

Beginning Period Invested Amount                  3,227,550,442.43

Ending Period Invested Amount                     3,595,645,507.61
                                     Class A          Class B           Class C        Total Series
Monthly Master Note Trust Activities     Note           Note              Note             Note
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Initial Invested Amount            600,000,000.00    80,921,000.00    108,553,000.00   789,474,000.00

Beginning Period Invested Amount   500,000,000.00    67,434,166.67    108,553,000.00   675,987,166.67
Principal Deposit to PFA on D.D.    50,000,000.00     6,743,416.67                       56,743,416.67
Principal Funding Acct (PFA) Balanc150,000,000.00    20,230,250.00                     170,230,250.00

Note Principal Balance Increase              0.00             0.00        0.00             0.00
Note Principal Balance Decrease              0.00             0.00        0.00             0.00

Reductions in Invested Amount this Period
 (Other than by Principal Payments)          0.00             0.00        0.00             0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                     0.00             0.00        0.00             0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount      450,000,000.00    60,690,750.00   108,553,000.00   619,243,750.00

-------------------------------------------------------------------
-------------------------------------------------------------------
Group I Information                                Series 2000-2
-------------------------------------------------------------------
-------------------------------------------------------------------
Beginning Invested Amount                           675,987,166.67
Average Rate                                                 1.61%
Allocable Finance Charge Collections                 11,985,856.34
Allocable Principal Collections                      59,953,715.86
Allocable Default Amount Due                          6,465,345.61
Allocable Monthly Interest Due                          876,484.43
Monthly Interest on PFA Balance                         138,023.26
Allocable Monthly Servicing Fees Due                  1,126,645.28
Ending Invested Amount                              619,243,750.00

--------------------------------
--------------------------------
Payout Event Tests
--------------------------------
--------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                        10.76%
3 Month Average Base Rate                              3.89%
Spread                                                 6.87%
Trigger Pass Test: If Spread is >0, "Yes"               Yes
Transferor's Interest Trigger
Required Transferor Interest                                         386,424,024.73
Transferor Interest                                                 3,595,645,507.61
Trigger Pass Test                                                         Yes

             ASSOCIATES CREDIT CARD MASTER NOTE TRUST
         Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota) National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 17, 2002, and with respect to the performance of the Trust during the month of November is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                Amortization Period
Any Cash Flow Shortfalls this Period                                       No
Any Cash Flow Shortfalls from Previous Period                              No
Payout Event this Period:                                                  No
Group I Participants:                                                Series 2000-2

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                 November: (30 posting days)

                                                       Yield            Defaults          Total
Portfolio Yield (Current Month)                             21.28%       11.48%           9.80%
Portfolio Yield (Prior Month)                               22.74%       10.37%           12.37%
Portfolio Yield (Two Months Ago)                            20.95%       10.84%           10.11%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                       10.76%
                                                                                     -----------------
                                                                                     -----------------

                                                     Servicing           Coupon           Total
Base Rate (Current Month)                              2.00%             1.61%            3.61%
Base Rate (Prior Month)                                2.00%             2.04%            4.04%
Base Rate (Two Months Ago)                             2.00%             2.03%            4.03%

THREE MONTH AVERAGE BASE RATE                                                             3.89%
                                                                                     -----------------
                                                                                     -----------------

Beginning Period Principal Receivables                              5,576,292,256.75
Beginning Period Finance Charge Receivables                          204,096,053.85
Beginning Period Discounted Receivables                                   0.00
Beginning Period Total Receivables                                  5,780,388,310.60

Removed Principal Receivables                                             0.00
Removed Finance Charge Receivables                                        0.00
Removed Total Receivables                                                 0.00
Discounted Receivables Generated this Period                              0.00
Additional Principal Receivables                                          0.00
Additional Finance Charge Receivables                                     0.00
Additional Total Receivables                                              0.00

Total Principal Collections this Period                              424,044,111.54
Total Defaulted Principal Receivables this Period                    53,333,344.85
Total Receivables Adjustments this Period                            17,620,323.45
Total Finance Charge Collections this Period                         98,872,643.15
Total Discounted Receivables this Period                                  0.00

Ending Period Principal Receivables                                 5,520,343,210.39
Ending Period Finance Charge Receivables                             204,217,565.20
Ending Period Discounted Receivables                                      0.00
Ending Period Total Receivables                                     5,724,560,775.59

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                31-60 Days Delinquent                119,097,251.83
                                61-90 Days Delinquent                88,221,709.29
                                91+ Days Delinquent                  172,033,010.03
                                                                    -----------------
                                                                    -----------------

                                Total 31+ Days Delinquent            379,351,971.15
                                                                    -----------------
                                                                    -----------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

Floating Investor Percentage         12.1225%     Floating Allocation Percentage         85.7409%
Fixed Investor Percentage            14.1577%     Series Allocation Percetage            14.1386%
                                                  Principal Allocation Percentage       100.0000%

FINANCE CHARGE ALLOCATIONS                                                                Total
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                               98,872,643.15
Investor Percentage                                                     12.1225%
Investor Finance Charge Collections                                  11,985,856.34    11,985,856.34
Excess Finance Charge Collections allocated to Series                     0.00             0.00
Available Finance Charge Collections                                 11,985,856.34    11,985,856.34

CASH FLOW ALLOCATIONS

Class A Distributions
                             (1)Class A Monthly Interest                                596,614.58
                             (2)Class A Monthly Interest Previously Due                    0.00
                             (3)Class A Monthly Additional Interest                        0.00
                             (4)Class A Monthly Additional Interest Previously Due         0.00
                                Total Class A Monthly Interest                          596,614.58

Class B Distributions
                             (5)Class B Monthly Interest                                93,501.69
                             (6)Class B Monthly Interest Previously Due                    0.00
                             (7)Class B Monthly Additional Interest                        0.00
                             (8)Class B Monthly Additional Interest Previously Due         0.00
                                Total Class B Monthly Interest                          93,501.69

                             (9)Total Monthly Servicing Fee for Series                 1,126,645.28
                            (10)Total Servicing Fee for Series Previously Due              0.00

                            (11)Class A Prepayable Increase Amount Interest                0.00
                            (12)Class B Prepayable Increase Amount Interest                0.00
                            (13)Investor Default Amount                                6,465,345.61
                            (14)Investor Charge-Offs                                       0.00
                            (15)Reallocated Principal Collections Previously Due           0.00

Class C Distributions
                            (16)Class C Monthly Interest                                186,368.16

                            (21)Funds Required per Note Agreement under
                                  Sections 2.07, 2.08 & 2.09                               0.00
                            (22)Funds Required per Note Agreement under
                                  Sections 2.04 (e) & 7.01                                 0.00

Spread Account Distributions
                            (23)Class C Spread Account Required Deposit                    0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                SERIES' ALLOCATIONS                                    3,517,381.02

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                   0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                   3,517,381.02

PRINCIPAL ALLOCATIONS
--------------------------------------------------------------------
--------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                  424,044,111.54
Series Allocation Percentage                          14.1386%
Principal Allocation Percentage                      100.0000%
Investor Principal Collections - Series Level      59,953,715.86
Total Investor Principal Collections - Series Level59,953,715.86
                                     Class A          Class B           Class C           Total
                                 ---------------------------------------------------------------------
                                 ---------------------------------------------------------------------
Class Prin Percentages(A & B)         88.12%           11.88%            0.00%             100.00000%
Class Principal Collections         52,828,785.60       7,124,930.27     0.00%          59,953,715.86
Class Prin Bal at end of Rev Prd   600,000,000.00     80,921,000.00   108,553,000.00      789,474,000
Monthly Deposit to PFA.             50,000,000.00       6,743,416.67                    56,743,416.67
Shared Prin Collect for Oth Series    2,828,785.60        381,513.60                     -  3,210,299
Prin Pmt for Class C from Oth Series                  -                -                 -          0
Net (User)/Provider of Prin Collect   2,828,785.60        381,513.60                     3,210,299.20
Monthly Principal Payment to PFA    50,000,000.00       6,743,416.67                    56,743,416.67
Bullet Prin Payment at Maturity                       -                -                 -       0.00
Total Distribution:Interest + Prin       596,614.58         93,501.69       186,368.16     876,484.43

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                            Coupon Rate        Balance               Interest Payments
                                 ---------------------------------- ----------------------------------
                                 ---------------------------------- -----------------
Series 2000-2, Class A                1.48%        $ 500,000,000.00   $ 596,614.58              14.58
Series 2000-2, Class B                1.72%        $ 67,434,166.67     $ 93,501.697            501.69
Series 2000-2, Class C                2.13%        $ 108,553,000.00   $ 186,368.16              68.16

                                  Series 2000-2
                                 ---------------------------------------------------------------------
                                 ---------------------------------------------------------------------
                                     Class A          Class B           Class C           Total
                                 ---------------------------------- ----------------------------------
                                 ---------------------------------- ----------------------------------
Prin Distr Reqd Amount @ Maturity       $ -              $ -     -         $ -    -               $ -
Int Dist Reqd From Master Trust    $ 596,614.58      $ 93,501.6958    $ 186,368.169      $ 876,484.43
PFA Int Shortfall Funded by CBSD    $ 22,786.61      $ 5,680.65.61         $,-80.65       $ 28,467.26
PFA Int Funded by CP                $ 96,536.31      $ 13,019.6931         $ -19.69      $ 109,556.00
Principal Deposit to PFA          $ 50,000,000.00  $ 6,743,416.670         $ - 6.67   $ 56,743,416.67
Servicing Fee                                                        $ 1,126,645.28    $ 1,126,645.28
                                 ---------------------------------- ----------------------------------
                 3               ---------------------------------- ----------------------------------
Total                             $ 50,715,937.50  $ 6,855,618.700   $ 1,313,013.44   $ 58,884,569.63
                                 ================================== ==================================
                                 ================================== ==================================

Total Cpn Dist to Class A +B+C     $ 715,937.50     $ 112,202.0350    $ 186,368.163   $ 1,014,507.69
Total Cpn Dist to Class A + B                                                            $ 828,139.53